UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2016

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801

(Address of Principal Executive Offices, including zip code)

(407) 650-0593

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 25, 2016, Parkway Properties, Inc., a Maryland corporation (the “Company”), filed a definitive joint proxy statement/prospectus on Schedule 14A (the “Definitive Proxy Statement”) relating to the proposed merger of the Company with Cousins Properties Incorporated. The Company hereby files this Form 8-K solely for the purposes of amending and restating certain summary pro forma financial data of Parkway, Inc., a Maryland corporation (“New Parkway”), set forth on pages 54 and 55 of the Definitive Proxy Statement, to conform such summary pro forma financial data of New Parkway to the complete unaudited pro forma financial data of New Parkway set forth on pages 240 and 241 of the Definitive Proxy Statement. The supplemental pages reflecting such changes are included as Exhibits 99.1 and 99.2, which are incorporated by reference herein.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transaction, Cousins Properties Incorporated, a Georgia corporation (“Cousins”), filed with the SEC an amended registration statement on Form S-4 (File No. 333-211849), declared effective by the SEC on July 22, 2016, that includes a joint proxy statement of Cousins and the Company that also constitutes a prospectus of Cousins. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting Parkway Investor Relations at (407) 650-0593.

Cousins and the Company and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of the Company is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger when they become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Cousins or the Company using the sources indicated above.

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Parkway, Inc.—Summary Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2016

99.2	Parkway, Inc.—Summary Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKWAY PROPERTIES, INC.

Date: July 28, 2016	By:	/s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett Title: Executive Vice President and General Counsel

Exhibit No.	Description

99.1	Parkway, Inc.—Summary Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2016

99.2	Parkway, Inc.—Summary Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2015